                                                           EXECUTION

                                 LOAN AGREEMENT

                                     between

                     OHIO AIR QUALITY DEVELOPMENT AUTHORITY

                                       and

                    THE CINCINNATI GAS & ELECTRIC COMPANY

                         ______________________________

                                   $47,000,000
                                  State of Ohio
                      Air Quality Development Revenue Bonds
                                  2004 Series A
               (The Cincinnati Gas & Electric Company Project)
                         _______________________________

                                      Dated

                                      as of

                                November 1, 2004

                                      INDEX

                   (This Index is not a part of the Agreement
                but rather is for convenience of reference only.)
                                                                            Page

Preambles..................................................................    1

                                 ARTICLE I
                                DEFINITIONS

                                ARTICLE II
                              REPRESENTATIONS

Section  2.1  Representations of the Authority.............................    8
Section  2.2  No Warranty by Authority of Condition or Suitability
               of the Projects.............................................    8
Section  2.3  Representations and Covenants of the Company.................    8

                                ARTICLE III
                        COMPLETION OF THE PROJECTS;
                           ISSUANCE OF THE BONDS

Section  3.5  Company Required to Pay Costs in Event Project Fund

                                ARTICLE IV
                     LOAN BY AUTHORITY; LOAN PAYMENTS;
       ADDITIONAL PAYMENTS; BOND INSURANCE POLICY; AND LIQUIDITY FACILITY

Section  4.7  Company's Option to Elect Rate Period; Changes in Auction
               Date and Length of Auction Periods..........................   17
Section  4.8  Company's Obligation to Purchase Bonds ......................   17

                                 ARTICLE V
                    ADDITIONAL AGREEMENTS AND COVENANTS

Section  5.8  Company to Maintain its Corporate Existence;
               Conditions Under Which Exceptions Permitted.................   19
Section  5.9  Indemnification..............................................   19
Section  5.10 Company Not to Adversely Affect Exclusion of Interest on

                                ARTICLE VI
                                REDEMPTION

                                ARTICLE VII
                      EVENTS OF DEFAULT AND REMEDIES

                               ARTICLE VIII
                               MISCELLANEOUS

Section  8.1  Term of Agreement............................................   29
Section  8.2  Amounts Remaining in Funds...................................   29
Section  8.3  Notices......................................................   29
Section  8.4  Extent of Covenants of the Authority; No Personal Liability..   29

Exhibit A - DESCRIPTION OF AIR QUALITY FACILITIES AT MIAMI FORT
               ELECTRIC GENERATING STATION.................................  A-1

Exhibit B - FORM OF DISBURSEMENT REQUEST...................................  B-1

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT is made and entered into as of November 1, 2004 between the OHIO AIR QUALITY DEVELOPMENT AUTHORITY (the "Authority"), a body politic and corporate  organized and existing  under the laws of the State of Ohio,  and THE
CINCINNATI  GAS &  ELECTRIC  COMPANY (the  "Company"),  a public utility and corporation  duly organized and validly  existing under the laws of the State of
Ohio.  Capitalized  terms used in the following  recitals are used as defined in
Article I of this Agreement.

     Pursuant  to Section 13 of Article  VIII of the Ohio  Constitution  and the
Act,  the  Authority  has  determined  to issue,  sell and  deliver the Bonds as provided in the  Indenture (as defined  below) and to lend the proceeds  derived from the sale  thereof to the Company to assist in the  financing of its portion of the costs of the Projects as defined below.

     The Company and the Authority each have full right and lawful  authority to enter into this  Agreement and to perform and observe the  provisions  hereof on their respective parts to be performed and observed.

     NOW   THEREFORE,   in   consideration   of  the  premises  and  the  mutual
representations  and  agreements  hereinafter  contained,  the Authority and the
Company agree as follows  (provided  that any obligation of the Authority or the
State  created by or arising  out of this  Agreement  shall never  constitute  a general  debt  of the  Authority  or the  State  or give  rise to any  pecuniary liability  of the  Authority  or the State but shall be  payable  solely  out of
Revenues, including the Loan Payments made pursuant hereto):

                                    ARTICLE I

                                   DEFINITIONS

     Section  1.1.  Use of Defined  Terms.  In  addition  to the words and terms defined  elsewhere in this  Agreement,  the Indenture or by reference to another document,  the words and terms set forth in Section  1.2  hereof  shall have the meanings set forth therein unless the context or use clearly  indicates  another meaning or intent.  Such  definitions  shall be equally  applicable  to both the singular and plural forms of any of the words and terms defined therein.

     Section 1.2. Definitions. As used herein:

     "Additional  Payments" means the amounts required to be paid by the Company pursuant to the provisions of Section 4.2 hereof.

     "Administration  Expenses" means the compensation (which compensation shall not be  greater  than that  typically  charged  in  similar  circumstances)  and reimbursement of reasonable  out-of-pocket  expenses and advances payable to the
Trustee,  the Registrar,  the Remarketing Agent, the Broker-Dealer,  the Auction
Agent, any Paying Agent and any Authenticating Agent.

     "Agreement" means this Loan Agreement, as amended or supplemented from time to time.

     "Air Quality  Facility" or "Air Quality  Facilities" means those facilities which are air quality  facilities  as defined in Section  3706.01,  Ohio Revised
Code.

     "Authority  Fee" means the  aggregate  fee of $287,500 due to the Authority from the Company in connection  with the issuance of the Bonds hereunder and the
$47,000,000  of bonds to be issued and sold on the same date as the Bonds by the
Authority under a separate loan agreement and a separate trust  indenture,  each dated the same date as this Agreement,  all for the same purpose as set forth in
Section 3.3 hereof for the Bonds.

     "Completion Date" means the date of completion of the Projects as set forth in the  certificate  to be  furnished  by the  Company  pursuant  to Section 3.6 hereof.

     "Construction  Period"  means  the  period  between  the  beginning  of the acquisition,  construction,  installation,  equipping  and  improvement  of  the
Projects and the Completion Date.

     "Engineer"  means an engineer  (who may be an  employee of the  Company) or engineering  firm qualified to practice the profession of engineering  under the laws of the State.

     "EPA"  means  the  Environmental  Protection  Agency  of the  State and any
successor body, agency, commission or department.

     "Event of Default" means any of the events described as an Event of Default in Section 7.1 hereof.

     "Force Majeure" means any of the following:

               (i)  acts  of  God;   strikes,   lockouts  or  other   industrial
          disturbances; acts of public enemies; orders or restraints of any kind of the  government  of the United States of America or of the State or
          any  of  their  departments,   agencies,   political  subdivisions  or
          officials,  or any civil or military authority;  insurrections;  civil disturbances;  riots; epidemics; landslides;  lightning;  earthquakes;
          fires;  hurricanes;   tornados;  storms;  droughts;  floods;  arrests;
          restraint of  government  and people;  explosions;  breakage,  nuclear accidents or other  malfunction or accident to facilities,  machinery, transmission  pipes or canals;  partial or entire failure of a utility serving  the  Projects;  shortages  of labor,  materials,  supplies or transportation; or

               (ii) any cause,  circumstance or event not reasonably  within the control of the Company.

     "Generating  Station" means the generating  station  described in Exhibit A hereto.

     "Indenture" means the Trust Indenture related to the Bonds, dated as of the same date as this Agreement,  between the Authority and the Trustee,  as amended or supplemented from time to time.

     "Insurance Agreement" means the Insurance Agreement between the Company and the Bond Insurer, as amended or supplemented from time to time.

     "Interest  Rate for  Advances"  means the interest rate per year payable on the Bonds.

     "Investment  Grade Rating" means a long-term debt rating by a Rating Agency that is included in one of the four highest debt rating categories of the Rating
Agency,  provided that such rating categories shall mean generic  categories and without  regard to or other  qualifications  of ratings within each such generic rating category such as "+", "-", "1", "2" or "3".

     "Issuance Costs" means those costs relating to the issuance of the Bonds as that term is used in Section  147(g) of the Code,  including  financial,  legal, accounting  and printing  fees,  charges and expenses,  underwriting  fees,  the
Authority Fee, initial acceptance fees of the Trustee, any Authenticating Agent, the  Registrar  and any  Paying  Agent,  and all other such  fees,  charges  and expenses  incurred in  connection  with the  authorization,  sale,  issuance and delivery of the Bonds.

     "Loan"  means the loan by the  Authority  to the  Company  of the  proceeds received from the sale of the Bonds.

     "Loan  Payment  Date" means any date on which any Bond Service  Charges are due and payable.

     "Loan  Payments"  means the  amounts  required to be paid by the Company in repayment of the Loan pursuant to Section 4.1 hereof.

     "Notice Address" means:

     (a)  As to the Authority:        Ohio Air Quality Development Authority
                                      1718 LeVeque Tower
                                      50 West Broad Street
                                      Columbus, Ohio  43215
                                      Attention:  Executive Director

     (b)  As to the Company:          The Cincinnati Gas & Electric Company
                                      26th Floor Atrium II
                                      139 East Fourth Street
                                      Cincinnati, Ohio  45202
                                      Attention:  Treasurer

     (c)  As to the Trustee:          Deutsche Bank National Trust Company
                                      222 South Riverside Plaza, 24th Floor
                                      Chicago, Illinois  60606
                                      Attention:  Corporate Trust Administration

or such additional or different address,  notice of which is given under Section
8.3 hereof.

     "Opinion of Bond Counsel" means a written opinion of nationally  recognized bond  counsel  selected  by the  Company  and  acceptable  to the Trustee who is experienced  in matters  relating to the exclusion from gross income for federal income  tax  purposes  of  interest  on  obligations  issued by states and their political  subdivisions.  Bond  Counsel  may be  counsel  to the  Trustee or the
Company.

     "Person" or words importing persons mean firms, associations,  partnerships
(including  without  limitation,  general  and  limited  partnerships),  limited liability entities, joint ventures,  societies,  estates, trusts,  corporations, public or governmental bodies, other legal entities and natural persons.

     "Project  Costs" means the costs of the  Projects  specified in Section 3.4 hereof.

     "Projects"  or "Project  Facilities"  means the real,  personal or real and personal property, including undivided or other interests therein, identified in the Project Descriptions,  financed with the proceeds of the Bonds, at least 95%
of which constitute "solid waste disposal facilities" under Section 142(a)(6) of the Code.

     "Project  Descriptions"  means the  descriptions of the Project  Facilities attached hereto as Exhibit A, as the same may be amended in accordance with this
Agreement.

     "Project  Purposes"  means  the  purposes  of  Air  Quality  Facilities  as described in the Act and as particularly described in Exhibit A hereto.

     "Project Site" means the site of the Generating Station.

     "Restructuring  Transaction"  means the sale or  transfer by the Company of some or all of its electric  generating  facilities  and  associated  assets and liabilities,  which sale or transfer  includes  the  Generating  Station,  to an entity or entities organized and existing under the laws of one of the states of the United States of America,  the District of Columbia or under the laws of the
United States of America and qualified to do business in the State (the "GenCo")
if such transfer or sale is, in the sole discretion of the Company, necessary or desirable  in order to permit the  Company  or an  affiliate  of the  Company to provide  retail  electric  service in the State or to comply with any law of the
State relating to electric utility restructuring.

     "Revenues" means (a) the Loan Payments, (b) all other moneys received or to be received by the Authority  (excluding  the  Authority  Fee) or the Trustee in respect of repayment of the Loan,  including without limitation,  all moneys and investments  in the Bond Fund,  (c) any moneys and  investments  in the  Project
Fund, and (d) all income and profit from the investment of the foregoing moneys.
The term  "Revenues"  does not include any moneys or  investments  in the Rebate
Fund or the Bond Purchase Fund.

     "State" means the State of Ohio.

     "Trustee" means Deutsche Bank National Trust Company, a banking corporation duly  organized  and  validly  existing  under the laws of the United  States of
America and duly  authorized  to exercise  corporate  trust powers in the State, until a successor  Trustee  shall have become  such  pursuant to the  applicable provisions of the Indenture,  and thereafter  "Trustee" shall mean the successor
Trustee.  "Principal  Office" of the Trustee shall mean a corporate trust office of the Trustee,  which office at the date of issuance of the Bonds is located at its Notice Address.

     "Unassigned  Authority  Rights" means all of the rights of the Authority to receive Additional  Payments under Section 4.2 hereof, to inspection pursuant to
Section  5.1 hereof,  to be held  harmless  and  indemnified  under  Section 5.9 hereof,  to be reimbursed  for  attorney's  fees and expenses  under Section 7.4 hereof and to give or withhold  consent to amendments,  changes,  modifications, alterations  and  termination of this Agreement under Section 8.6 hereof and its right to enforce such rights.

     Section 1.3.  Interpretation.  Any  reference  herein to the State,  to the
Authority or to any member or officer of either  includes  entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or lawfully performing their functions.

     Any reference to a section or provision of the Constitution of the State or the Act, or to a section,  provision or chapter of the Ohio Revised  Code, or to any statute of the United States of America, includes that section, provision or chapter as amended, modified,  revised,  supplemented or superseded from time to time;  provided,  that  no  amendment,  modification,  revision,  supplement  or superseding  section,  provision or chapter shall be applicable solely by reason of this  provision,  if it constitutes in any way an impairment of the rights or obligations  of  the  Authority,  the  State,  the  Holders,  the  Trustee,  the
Registrar,  the Auction Agent, an Authenticating Agent, a Paying Agent, the Bond
Insurer,  the  Remarketing  Agent,  or the  Company  under this  Agreement,  the
Indenture or the Bonds.

     Unless the context indicates otherwise, words importing the singular number include  the  plural  number,  and vice  versa;  the terms  "hereof",  "hereby",
"herein",  "hereto",  "hereunder" and similar terms refer to this Agreement; and
the term "hereafter"  means after, and the term "heretofore"  means before,  the date of delivery of the Bonds. Words of any gender include the correlative words of the other genders, unless the sense indicates otherwise.

     Section  1.4.  Captions  and  Headings.  The  captions and headings in this
Agreement  are used solely for  convenience  of reference  and in no way define, limit or describe the scope or intent of any  Articles,  Sections,  subsections, paragraphs or subparagraphs or clauses hereof.

                               (End of Article I)

                                   ARTICLE II

                                 REPRESENTATIONS

     Section 2.1.  Representations  of the Authority.  The Authority  represents that: (a) it is a body politic and corporate duly organized and validly existing under  the  laws of the  State;  (b) it has  duly  accomplished  all  conditions necessary  to be  accomplished  by it prior to the  issuance and delivery of the
Bonds and the execution and delivery of this Agreement and the Indenture; (c) it is not in violation  of or in conflict  with any  provisions  of the laws of the
State which would impair its ability to carry out its  obligations  contained in this  Agreement  or the  Indenture;  (d)  it is  empowered  to  enter  into  the transactions  contemplated by this Agreement and the Indenture;  (e) it has duly authorized  the  execution,  delivery and  performance of this Agreement and the
Indenture;  (f) it will do all  things  in its  power in order to  maintain  its existence or assure the assumption of its  obligations  under this Agreement and the Indenture by any successor public body; and (g) following reasonable notice, a public  hearing was held on October 12, 2004 with  respect to the  issuance of the Bonds as required by Section 147(f) of the Code.

     Section 2.2. No Warranty by Authority  of Condition or  Suitability  of the
Projects. The Authority makes no warranty,  either express or implied, as to the suitability or utilization  of the Projects for the Project  Purposes,  or as to
the condition of the Project  Facilities or that the Project  Facilities  are or will be suitable for the Company's purposes or needs.

     Section 2.3.  Representations  and  Covenants  of the Company.  The Company
represents that:

          (a) The Company has been duly  incorporated and is validly existing as a corporation in good standing under the laws of the State,  with power and authority  (corporate  and other) to own its  properties  and  conduct  its business,  to  execute  and  deliver  this  Agreement  and to  perform  its obligations under this Agreement;

          (b) This Agreement and the Continuing  Disclosure  Agreement have each been duly  authorized,  executed  and  delivered  by the  Company  and this
     Agreement and the Continuing  Disclosure  Agreement each constitute a valid and legally  binding  obligation of the Company,  enforceable in accordance with their terms,  subject, as to enforcement,  to bankruptcy,  insolvency, reorganization  and other  laws of  general  applicability  relating  to or affecting creditors' rights and to general equity principles;

          (c) The  execution,  delivery and  performance  by the Company of this
     Agreement and the Continuing  Disclosure  Agreement and the consummation of the  transactions  contemplated  hereby and  thereby  will not  violate any provision of law or regulation applicable to the Company, or of any writ or decree of any court or governmental instrumentality,  or of the Articles of
     Incorporation,  as amended,  or the  Regulations of the Company,  or of any mortgage, indenture,  contract, agreement or other undertaking to which the
     Company is a party or which purports to be binding upon the Company or upon any of its assets;

          (d)  The  acquisition,   construction,   installation,  equipping  and
     improvement  of the Projects  were not  commenced  prior to the adoption of
     Resolution No. 04-61 of the Authority on September 14, 2004  evidencing the intent  of  the  Authority  to  issue  the  Bonds  with  the  exception  of
     "preliminary     expenditures"     within    the    meaning    of    Treas.
     Reg.ss.1.150-2(f)(2);  provided further,  however,  with respect to certain costs of the Projects that were paid or incurred on and prior to such date, such costs will not be financed  with the net  proceeds of the Bonds except to the extent that they (i) consist of costs paid on or after 60 days prior to September 14, 2004 or (ii) consist, in an amount not in excess of 20% of the  aggregate  issue  price of the Bonds,  of  "preliminary  expenditures"
     within  the  meaning  of  Treas.  Reg.   ss.1.150-2(f)(2),   which  include
     architectural,  engineering, surveying, soil testing and similar costs that were incurred prior to  commencement  of acquisition or construction of the
     Projects,  other than land acquisition,  site preparation and similar costs incident to commencement of acquisition or construction. Moreover, no costs of the  Projects  to be  financed  with the net  proceeds of the Bonds were originally  expended  more than 3 years prior to the  issuance  date of the
     Bonds;

          (e) The Projects to be acquired, constructed,  equipped, installed and improved at the Project Site, as provided under this Agreement,  constitute
     Air  Quality  Facilities  under  the Act and are  consistent  with and will further the  purposes of the Act and Section 13 of Article VIII of the Ohio
     Constitution  and will be located  entirely  within the State.  The Company will cause the Projects to be operated and  maintained in such manner as to conform to all applicable  zoning,  planning,  building,  environmental and other applicable  governmental  regulations and all permits,  variances and orders issued or granted pursuant thereto,  including the permit-to-install for each portion of the Projects, which permits,  variances and orders have not been withdrawn or otherwise  suspended,  and to be consistent  with the
     Act;

          (f) It is expected  that the Projects  will be utilized as Air Quality
     Facilities  under the Act  commencing  promptly as portions  thereof become available  for  utilization,  but in any event on or before the  Completion
     Date;

          (g) It  presently  intends  to use or  operate  or cause to be used or operated  the  Projects in a manner  consistent  with the Project  Purposes until  the date on which the Bonds  have  been  fully  paid and knows of no reason why the  Projects  will not be so  operated.  The  Company  does not presently  intend  to sell or  otherwise  dispose  of the  Projects  or any portion thereof;

          (h) At least 95% of the net proceeds (as defined in Section 150 of the
     Code) of the Bonds will be used to provide  land or property of a character subject to the  allowance for  depreciation  for purposes of Section 167 of the Code.  The  Company  will not  request or  authorize  any  disbursement pursuant to Section 3.4 hereof,  which, if paid,  would result in less than
     95% of such net proceeds  being so used.  The  Issuance  Costs of the Bonds financed  with the proceeds of the Bonds will not exceed 2% of the proceeds of the Bonds  (within the meaning of Section  147(g) of the Code).  None of the proceeds of the Bonds will be used to provide working capital;

          (i) In  accordance  with  Section  147(b)  of the Code,  the  weighted average  maturity of the Bonds does not exceed 120% of the weighted average reasonably  expected  economic life of the facilities being financed by the
     Bonds;

          (j) None of the  proceeds  of the Bonds  will be used to  provide  any airplane;  skybox or other private luxury box;  health club  facility;  any facility  primarily used for gambling;  or any store the principal business of which is the sale of alcoholic beverages for consumption off premises;

          (k)  Less  than  25% of the net  proceeds  of the  Bonds  will be used directly or indirectly to acquire land or any interest therein, and none of such land is being or will be used for farming purposes;  no portion of the net proceeds of the Bonds will be used to acquire existing  property or any interest  therein unless the first use of such property or interest therein is pursuant to such acquisition;

          (l) At no time will any funds constituting gross proceeds of the Bonds be used in a manner as would constitute  failure of compliance with Section
     148 of the Code;

          (m) It is not  anticipated  that as of the date hereof,  there will be
     created  any  "replacement   proceeds",   within  the  meaning  of  Section
     1.148-1(c) of the Treasury Regulations, with respect to the Bonds; however, in the event  that any such  replacement  proceeds  are deemed to have been created,  such amounts will be invested in  compliance  with Section 148 of the Code;

          (n) The Bonds are not  "federally  guaranteed"  within the  meaning of
     Section 149(b) of the Code;

          (o) At least 95% of the  proceeds of the Bonds will be used to provide
     "solid waste disposal  facilities"  within the meaning of Section 142(a)(6)
     of the Code;

          (p) The information furnished by the Company and used by the Authority in preparing the  certification  pursuant to Section 148 of the Code and in preparing the information statement pursuant to Section 149(e) of the Code, both referred to in the Bond  Resolution,  will be accurate and complete as of the date of issuance of the Bonds; and

          (q) The  Project  Facilities  do not  include  any  office  except for offices (i) located on the Project Site and (ii) not more than a de minimis amount of the functions to be performed at which is not directly related to the day-to-day operations of the Project Facilities.

                               (End of Article II)

                                   ARTICLE III

                           COMPLETION OF THE PROJECTS;
                              ISSUANCE OF THE BONDS

     Section  3.1.  Acquisition,  Construction  and  Installation.  The  Company
represents  and agrees  that it (a) has caused or will cause the  Projects to be acquired,  constructed  and installed on the Project Site in accordance with the
Project  Descriptions  and  in  conformance  with  all  applicable,   valid  and
enforceable  (i) zoning,  planning,  building,  environmental  and other similar regulations  of  all  governmental  authorities  having  jurisdiction  over  the
Projects  and (ii)  permits,  variances  and  orders  issued in  respect  of the
Projects by EPA,  noncompliance  with which would have a material adverse effect on the Company's  ability to operate and maintain the Projects or to perform its obligations  hereunder,  provided that the Company reserves the right to contest in good faith any such regulations,  permits,  variances or orders, (b) will use its reasonable  efforts to cause the acquisition,  construction and installation of  other  facilities  and  real  and  personal  property  deemed  necessary  in connection  with the  Projects  to the end that the  Projects  will  fulfill the
Project  Purposes,  (c) will pay all fees,  costs and expenses  incurred in such acquisition,  construction  and  installation  and (d) will  use its  reasonable efforts to ask,  demand,  sue for,  levy,  recover  and receive all such sums of money,  debts and other demands  whatsoever  which may be due, owing and payable under the terms of any contract,  order,  receipt,  writing and  instruction  in connection with the acquisition,  construction and installation of the Projects, and to enforce the provisions of any contract,  agreement,  obligation,  bond or other performance security with respect thereto;  provided that in all instances the Company shall retain the option of  settlement  of any dispute.  Any amounts received in  connection  with actions  taken under  clause (d) of the  preceding sentence,  after deduction of expenses  incurred in such recovery,  prior to the
Completion Date and full disposition of the Project Fund in accordance with this
Agreement and the Indenture, shall be paid into the Project Fund.

     It is  understood  that  the  Projects  are  those of the  Company  and any contracts  made  by  the  Company  with  respect  thereto,  whether  acquisition contracts,  installation  contracts or otherwise,  or any work to be done by the
Company on the  Projects  are made or done by the  Company on its own behalf and not as agent or contractor for the Authority.

     With knowledge of the provisions of the January 27, 1972 Executive Order of the  Governor of Ohio,  relating to equal  employment  opportunity,  the Company hereby makes the pledges and  commitments  enumerated in said order with respect to the construction and installation of the Projects and to the extent that said
Executive Order is applicable,  agrees that the same  requirement and commitment shall be included in all contracts and subcontracts awarded for the construction and installation of the Projects.

     All laborers and  mechanics  employed on the Projects  have been or will be paid the  prevailing  rates of wages of laborers and  mechanics for the class of work  called for by the  Projects,  which  wages were or will be  determined  in accordance  with the  requirements  of Chapter  4115,  Ohio  Revised  Code,  for determination  of prevailing  wage rates;  provided,  that should the Company or other  nonpublic  user of the  Projects  undertake,  as  part  of the  Projects, construction  to be performed by its regular  bargaining  unit employees who are covered under a collective  bargaining agreement which was in existence prior to the date of the commitment  instrument  undertaking to issue the Bonds, then, in that event, the rate of pay provided under the collective  bargaining  agreement may be paid to those employees.

     Section 3.2. Project Descriptions.  The Project Descriptions may be changed from time to time by, or with the consent of, the Company provided that any such change  shall also be filed with the  Authority  and  provided  further  that no change in the Project  Descriptions  shall materially change the function of the
Project  Facilities  unless the Trustee  shall have  received (i) an  Engineer's certificate  that such changes will not impair the  significance or character of the Project  Facilities  as Air Quality  Facilities  and (ii) an Opinion of Bond
Counsel  or ruling of the  Internal  Revenue  Service  to the  effect  that such amendment will not adversely  affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

     Section 3.3.  Issuance of the Bonds;  Application  of Proceeds.  To provide funds to make the Loan to the Company to assist the Company in the  financing of a portion of the costs of the  Projects,  the  Authority  will  issue,  sell and deliver the Bonds to the Original  Purchaser.  The Bonds will be issued pursuant to the Indenture in the aggregate  principal  amount,  will bear interest,  will mature and will be subject  to  redemption  as set forth  therein.  The  Company hereby approves the terms and conditions of the Indenture and the Bonds, and the terms and conditions  under which the Bonds will be issued,  sold and delivered.
The Company, for the benefit of the Authority and each Bondholder,  shall do and perform all acts and things required or contemplated in the Indenture to be done or performed by the Company.

     The proceeds  from the sale of the Bonds (other than any accrued  interest)
shall be loaned to the  Company to assist the  Company in the  financing  of its portion of the costs of the Projects.  Those  proceeds shall be deposited in the
Project Fund. Any accrued interest shall be deposited in the Bond Fund.  Pending disbursement  pursuant to Section 3.4 hereof,  the  proceeds so deposited in the
Project Fund, together with any investment earnings thereon,  shall constitute a part of the  Revenues  assigned by the  Authority to the payment of Bond Service
Charges as provided in the Indenture.

     Section 3.4.  Disbursements  from the Project Fund.  Disbursements from the
Project Fund shall be made only to  reimburse or pay the Company,  or any Person designated by the Company, for the following Project Costs:

          (a) Costs incurred  directly or indirectly  for or in connection  with the acquisition,  construction,  equipping,  installation or improvement of the  Projects,  including  but not  limited  to those  costs  incurred  for preliminary  planning and studies,  architectural,  legal,  engineering and supervisory services, labor, services, materials, acquisition, construction and  installation,  recording of documents  and title work  relating to the
     Project Site.

          (b) Premiums  attributable  to all insurance  required to be taken out and maintained during the Construction  Period with respect to the Projects and the premium on each surety bond, if any,  required with respect to work on the Projects.

          (c) Taxes,  assessments,  interest  on the Bonds and other  charges in respect  of the  Projects  that  may  become  due and  payable  during  the
     Construction Period for the Projects.

          (d) Costs  incurred  directly or  indirectly in seeking to enforce any remedy  against any contractor or  subcontractor  in respect of any default under any contract relating to the Projects.

          (e) Financial,  legal, accounting,  appraisal,  printing and engraving fees, charges and expenses, title insurance premiums, if any, and all other
     such  fees,   charges  and  expenses   incurred  in  connection   with  the
     authorization, sale, issuance and delivery of the Bonds and the preparation and delivery of the Agreement, the Indenture and other related documents.

          (f) Fees and expenses of the  Trustee,  Authenticating  Agent,  Paying
     Agent and Registrar (as such terms are defined in the Indenture), including reasonable counsel fees and expenses, properly incurred under the Indenture that may become due and payable during the Construction  Period,  including the initial or acceptance fee of the Trustee.

          (g)  Any  other  incidental  and  necessary  costs  including  without limitation  any  expenses,  fees and charges  relating to the  acquisition, construction or installation of the Projects.

          (h) Payments made to the Rebate Fund.

          (i) Any other  expense  permissible,  in the opinion of Bond  Counsel, under the Act.

     Any  disbursements  from the Project Fund for the payment of Project  Costs shall be made by the  Trustee  only  upon the  written  order of the  Authorized
Company  Representative.  Each such  written  order  shall be in the form of the disbursement  request  attached  hereto as Exhibit B and shall be  consecutively numbered.  In the case of any contract  providing for the retention of a portion of the contract price,  there shall be paid initially from the Project Fund only the net amount  remaining  after  deduction  of any such  portion,  and when the amount of any such retention is due and payable, then such retention may be paid from the Project Fund.

     In addition,  the Company shall not request or authorize any  disbursements from the  Project  Fund prior to the  Completion  Date for a purpose or function other than to provide  solid  waste  disposal  facilities  within the meaning of
Section 142(a)(6) of the Code, unless such disbursement would not result in more than 5% of the net  proceeds of the Bonds  (including  those  amounts  disbursed pursuant  to this  Section  3.4) being used  other than to provide  solid  waste disposal facilities (treating Issuance Costs so paid as being used other than to provide solid waste  disposal  facilities),  unless in connection  with any such disbursement  request the Company  provides  the Trustee with an opinion of Bond
Counsel  or ruling of the  Internal  Revenue  Service  to the  effect  that such disbursement  will not cause the  interest  on the Bonds to be  included  in the gross income of the Holders for federal income tax purposes.

     Receipt of a disbursement  request, in the form of the disbursement request attached  hereto as Exhibit B, shall be full  authorization  for the  Trustee to make the disbursements  requested thereby,  and the Trustee shall be entitled to rely  without  further  inquiry  on, and shall have no duty to check,  verify or
investigate,   the  statements  and  certifications  made  therein  or  included therewith.

     Any moneys in the Project  Fund  remaining  after the  Completion  Date and payment, or provision for payment, in full of the Project Costs at the direction of the Authorized Company Representative  promptly shall be (a) used to acquire, construct or install such additional real and personal  property  comprising Air
Quality Facilities as defined in the Act for use in connection with the Projects as is designated by the Authorized  Company  Representative and the acquisition, construction,  equipment,  installation and improvement of which will be such as is  permitted  under  the Act,  (b) used for the  purchase  of Bonds in the open market for the purpose of  cancellation  at prices not exceeding the fair market value thereof plus accrued  interest to the date of payment  therefor,  (c) paid into the Bond Fund to be applied to the payment of Bond  Service  Charges on the
Bonds or the  redemption  of the  Bonds,  or (d) used for a  combination  of the foregoing as is provided in that  direction or for any other  purposes as are or may be permitted  under the Act;  provided  that,  in all such cases,  (A) those moneys  shall  be so used  or  applied  only  to the  extent  that  such  use or application  will not, in the  opinion of Bond  Counsel or under a ruling of the
Internal Revenue Service,  adversely affect the exclusion of the interest on the
Bonds from the gross income of the Holders  thereof and (B) any money  remaining in the Project Fund  following  completion of the Projects  shall be invested in accordance with the Code in such manner as not to adversely affect the exclusion of the interest on the Bonds from the gross income of the Holders thereof.

     Section  3.5.   Company  Required  to  Pay  Costs  in  Event  Project  Fund
Insufficient.  If  moneys  in the  Project  Fund are not  sufficient  to pay all
Project Costs, the Company, nonetheless, will complete the Projects or cause the
Projects to be completed, in order to fulfill the Project Purposes and shall pay all such additional  Project Costs from its own funds.  The Company shall not be entitled to any  reimbursement  for any such  additional  Project Costs from the
Authority,  the  Trustee or the  Holders  of any of the  Bonds,  nor shall it be entitled to any abatement,  diminution or postponement of the Loan Payments. The
Authority  does not make any  representation  that the moneys which will be paid into the Project Fund and which under the  provisions of this  Agreement will be available for payment of Project Costs,  will be sufficient to pay all the costs which will be incurred  in that  connection.  The  Company  agrees that if after exhaustion  of the moneys in the Project Fund,  the Company  should pay pursuant hereto any portion of the costs  listed in Section  3.4 hereof,  it shall not be entitled  to any  reimbursement  therefor  from the State,  the  Authority,  the
Trustee or the Holders of any of the Bonds.

     Section 3.6.  Completion  Date.  The Company shall notify the Authority and the Trustee of the  Completion  Date by a certificate  signed by the  Authorized
Company Representative stating:

          (a) the date on which the Projects  were  substantially  completed and all other  facilities  necessary in connection  with the Projects have been acquired, constructed and installed;

          (b)  that  the  acquisition,  construction  and  installation  of  the
     Projects and such other facilities have been  accomplished in such a manner as to  conform  with all  applicable,  legal  and valid  zoning,  planning, building,  environmental and other similar governmental regulations,  so as not to have a material  adverse effect on the Company's  ability to operate
     the  Projects  for  the  Project   Purposes  and  perform  its  obligations
     hereunder;

          (c) that,  except as provided in clause (d) of this  Section  3.6, all costs of that  acquisition  and  installation  then and theretofore due and payable have been paid; and

          (d) the amount which the Trustee  shall retain in the Project Fund for the  payment  of  Project  Costs not yet due or for  liabilities  which the
     Company is contesting or which otherwise should be retained and the reasons such amount should be retained.

That  certificate  may state that it is given  without  prejudice  to any rights against third parties which then exist or subsequently  may come into being. The
Authorized  Company   Representative  shall  include  with  that  certificate  a statement  describing  the items of personal  property  comprising a part of the
Projects.  The certificate  shall be delivered as promptly as practicable  after the occurrence of the events and  conditions  referred to in clauses (a) through
(d) of this Section.

     Section 3.7.  Investment of Fund Moneys. At the oral (confirmed promptly in writing) or written request of the Company,  any moneys held as part of the Bond
Fund, the Project Fund or the Rebate Fund shall be invested or reinvested by the
Trustee in Eligible Investments; provided, that such moneys shall be invested or reinvested by the Trustee only in Eligible  Investments  which shall mature,  or which shall be subject to redemption by the holder thereof at the option of such holder,  not later than the date upon which the moneys so invested are needed to make  payments  from those  Funds.  The  Authority  and the Company  each hereby covenants that it will restrict that investment and  reinvestment and the use of the proceeds of the Bonds in such manner and to such  extent,  if any, as may be necessary so that the Bonds will not  constitute  arbitrage  bonds under Section
148 of the Code.

     The Company shall provide the  Authority  with,  and the Authority may base its certificate and statement,  each as authorized by the Bond Resolution,  on a certificate of an appropriate officer, employee or agent of or consultant to the
Company for inclusion in the  transcript of proceedings  for the Bonds,  setting forth the reasonable  expectations of the Company on the date of delivery of and payment for the Bonds  regarding the amount and use of the proceeds of the Bonds and the facts,  estimates  and  circumstances  on which those  expectations  are based.

     Section  3.8.  Rebate Fund.  To the extent  required by Section 5.09 of the
Indenture, within five days after the end of the fifth Bond Year and every fifth
Bond  Year  thereafter,  and  within  five  days  after  payment  in full of all outstanding  Bonds, the Company shall calculate the amount of Excess Earnings as of the end of that Bond Year or the date of such  payment  and shall  notify the
Trustee of that amount. If the amount then on deposit in the Rebate Fund created under the  Indenture  is less than the amount of Excess  Earnings  (computed  by taking into account the amount or amounts, if any, previously paid to the United
States pursuant to Section 5.09 of the Indenture and this Section),  the Company shall, within five days after the date of the aforesaid calculation,  pay to the
Trustee for deposit in the Rebate Fund an amount  sufficient to cause the Rebate
Fund to contain an amount equal to the Excess  Earnings.  The  obligation of the
Company to make such  payments  shall  remain in effect and be binding  upon the
Company notwithstanding the release and discharge of the Indenture.  The Company shall obtain and keep such  records of the  computations  made  pursuant to this
Section as are required under Section 148(f) of the Code.

                              (End of Article III)

                                   ARTICLE IV

                        LOAN BY AUTHORITY; LOAN PAYMENTS;
       ADDITIONAL PAYMENTS; BOND INSURANCE POLICY; AND LIQUIDITY FACILITY

     Section  4.1.  Loan  Repayment.  Upon  the  terms  and  conditions  of this
Agreement, the Authority agrees to make the Loan to the Company. The proceeds of the Loan shall be deposited with the Trustee pursuant to Section 3.3 hereof.  In consideration  of and in  repayment  of the Loan,  the  Company  shall under all circumstances  and without  reduction for any reason make, as Loan Payments,  to the Trustee for the account of the Authority,  payments which correspond,  as to time, and are equal in amount as of the Loan Payment Date, to the  corresponding
Bond Service  Charges  payable on the Bonds.  All Loan Payments  received by the
Trustee  shall be held and disbursed in  accordance  with the  provisions of the
Indenture  and this  Agreement  for  application  to the payment of Bond Service
Charges.

     The  Company  shall be  entitled  to a  credit  against  the Loan  Payments required to be made on any Loan  Payment  Date to the extent that the balance of the Bond Fund is then in excess of amounts required (a) for the payment of Bonds theretofore  matured or theretofore  called for redemption,  or to be called for redemption  pursuant to Section  6.1 hereof (b) for the payment of interest  for which  checks or drafts  have been  drawn and  mailed by the  Trustee  or Paying
Agent,  and (c) to be deposited in the Bond Fund by the  Indenture for use other than for the payment of Bond Service Charges due on that Loan Payment Date.

     The  Company's  obligation  to make Loan  Payments  shall be reduced to the extent of any payments made by the Bond Insurer to the Trustee in respect of the principal of, premium, if any, or interest on the Bonds when due pursuant to the
Bond Insurance Policy,  provided,  that the Bond Insurer has been reimbursed for such payments in accordance with the terms of the Insurance Agreement.

     Except for such interest of the Company as may hereafter  arise pursuant to
Section 8.2 hereof or Sections  5.07 or 5.08 of the  Indenture,  the Company and
the  Authority  each  acknowledge  that neither the  Company,  the State nor the
Authority has any interest in the Bond Fund or the Bond Purchase  Fund,  and any
moneys  deposited  therein shall be in the custody of and held by the Trustee in trust for the benefit of the Holders.

     Section 4.2.  Additional  Payments.  The Company shall pay to the Authority the Authority Fee and, as Additional Payments hereunder,  any and all reasonable costs and expenses  incurred or to be paid by the Authority in  connection  with the issuance and delivery of the Bonds or otherwise  related to actions taken by the Authority under this Agreement or the Indenture.

     The  Company  shall pay the  Administration  Expenses to the  Trustee,  the
Registrar,  the Remarketing  Agent,  the Auction Agent,  and any Paying Agent or
Authenticating Agent, as appropriate, as Additional Payments hereunder.

     The Company  may,  without  creating a default  hereunder,  contest in good faith the  reasonableness  of any such cost or expense incurred or to be paid by the Authority and any Administration  Expenses claimed to be due to the Trustee, the Registrar, the Auction Agent, the Remarketing Agent, any Paying Agent or any
Authenticating Agent.

     In the event the Company should fail to pay any Loan  Payments,  Additional
Payments or Administration  Expenses as provided herein when due, the payment in default  shall  continue as an  obligation  of the  Company  until the amount in default shall have been fully paid together  with  interest  thereon  during the default period at the Interest Rate for Advances.

     Section 4.3.  Place of Payments.  The Company  shall make all Loan Payments directly to the Trustee at its Principal  Office.  Additional  Payments shall be made directly to the person or entity to whom or to which they are due.

     Section 4.4. Obligations  Unconditional.  The obligations of the Company to make Loan Payments, Additional Payments and any payments required of the Company under Section 5.09 of the Indenture shall be absolute and unconditional, and the
Company  shall make such  payments  without  abatement,  diminution or deduction
regardless  of  any  cause  or  circumstances   whatsoever  including,   without
limitation,  any defense, set-off,  recoupment or counterclaim which the Company may have or assert  against the  Authority,  the  Trustee,  the  Registrar,  the
Remarketing Agent, the Auction Agent, the Paying Agent or any other Person.

     Section 4.5. Assignment of Revenues and Agreement. To secure the payment of
Bond Service Charges, the Authority shall, by the Indenture,  (a) absolutely and irrevocably  assign to the Trustee,  its  successors  in trust and its and their assigns forever, all of the Authority's rights and remedies under this Agreement
(except for the Unassigned  Authority Rights), and (b) grant a security interest to the Trustee,  its successors in trust and its and their assigns  forever,  in all of its rights to and interest in the Revenues including, without limitation, all Loan Payments and other amounts  receivable by or on behalf of the Authority under the  Agreement  in respect of repayment  of the Loan.  The Company  hereby agrees and consents to those assignments and that grant of a security interest.

     Section 4.6. Bond Insurance Policy; Liquidity Facility;  Cancellation.  (a)
The Company  agrees to support the payment of the  principal  of and interest on the Bonds by causing the Bond Insurance Policy to be delivered to the Trustee on the date of the delivery of the Bonds.

          (b) The Company may provide for the delivery of a Liquidity Facility.

          (c) The Company may cancel any  Liquidity  Facility  then in effect at such time and direct the  Trustee in writing to  surrender  such  Liquidity
     Facility  to the  Liquidity  Facility  Issuer  by  which it was  issued  in accordance with the Indenture;  provided,  that no such cancellation  shall become  effective  and no such  surrender  shall take place until all Bonds subject to purchase  pursuant to Section 4.07(d) of the Indenture have been so purchased or redeemed with the proceeds of such Liquidity Facility.

     Section 4.7. Company's Option to Elect Rate Period; Changes in Auction Date
and Length of Auction  Periods.  The Company shall have, and is hereby  granted, the option to elect to convert on any Conversion Date the interest rate borne by the Bonds to another  Variable  Rate,  or to return to the Auction  Rate,  to be effective  for a Rate  Period  pursuant to the  provisions  of Article II of the
Indenture and subject to the terms and conditions set forth therein. The Company shall also have the option to direct  the  change of  Auction  Dates  and/or the length of Auction Rate Periods (as such terms are defined in the  Indenture)  in accordance with the Indenture.  To exercise such options, the Company shall give the written notice required by the Indenture.

     Section 4.8.  Company's  Obligation to Purchase  Bonds.  The Company hereby agrees to pay or cause to be paid to the  Trustee  or the  Paying  Agent,  on or before  each  day on which  Bonds  may be or are  required  to be  tendered  for purchase,  amounts  equal to the amounts to be paid by the Trustee or the Paying
Agent with respect to the Bonds  tendered for purchase on such dates pursuant to
Article IV of the  Indenture;  provided,  however,  that the  obligation  of the
Company  to make any such  payment  under this  Section  shall be reduced by the amount  of  (A)  moneys  paid  by  the  Remarketing  Agent  as  proceeds  of the remarketing  of such Bonds by the  Remarketing  Agent,  (B) moneys drawn under a
Liquidity  Facility,  if any, for the purpose of paying such purchase  price and
(C)  other  moneys  made  available  by the  Company,  as set  forth in  Section
4.08(b)(ii) of the Indenture.

                               (End of Article IV)

                                    ARTICLE V

                       ADDITIONAL AGREEMENTS AND COVENANTS

     Section 5.1.  Right of  Inspection.  The Company  agrees  that,  subject to reasonable security and safety regulations and to reasonable  requirements as to notice,  the Authority and the Trustee and their or any of their respective duly authorized agents shall have the right at all reasonable times to enter upon the
Project Site to examine and inspect the Projects.

     Section 5.2.  Maintenance.  The Company  shall use its best efforts to keep and maintain the Project Facilities, including all appurtenances thereto and any personal  property  therein  or  thereon,  in good  repair  and  good  operating condition so that the Project Facilities will continue to constitute Air Quality
Facilities for the purposes of the operation  thereof as required by Section 5.4 hereof.

     So  long  as such  shall  not be in  violation  of the  Act or  impair  the character  of the Project  Facilities  as Air Quality  Facilities,  and provided
there  is  continued   compliance   with  applicable  laws  and  regulations  of
governmental  entities having jurisdiction  thereof,  the Company shall have the right to remodel the Project  Facilities or make  additions,  modifications  and improvements thereto, from time to time as it, in its discretion, may deem to be desirable for its uses and purposes,  the cost of which  remodeling,  additions, modifications and improvements  shall be paid by the Company and the same shall, when made, become a part of the Project Facilities.

     Section  5.3.  Removal of Portions of the Project  Facilities.  The Company
shall not be under any  obligation to renew,  repair or replace any  inadequate, obsolete,  worn out,  unsuitable,  undesirable  or  unnecessary  portions of the
Project Facilities,  except that, subject to Section 5.4 hereof, it will use its best efforts to ensure the continued  character of the Project Facilities as Air
Quality  Facilities.  The  Company  shall  have the  right  from time to time to substitute  personal  property  or  fixtures  for any  portions  of the  Project
Facilities, provided that the personal property or fixtures so substituted shall not impair the character of the Project  Facilities  as Air Quality  Facilities.
Any such substituted  property or fixtures shall, when so substituted,  become a part of the Project Facilities.  The Company shall also have the right to remove any portion of the Project Facilities,  without substitution therefor; provided, that the  Company  shall  deliver  to the  Trustee  a  certificate  signed by an
Engineer  describing said portion of the Project Facilities and stating that the removal of such  property  or  fixtures  will not impair  the  character  of the
Project Facilities as Air Quality Facilities.

     Section 5.4. Operation of Project Facilities.  The Company will, subject to its obligations and rights to maintain, repair or remove portions of the Project
Facilities,  as provided in Sections 5.2 and 5.3 hereof, use its best efforts to continue  operation of the Project  Facilities so long as and to the extent that operation thereof is required to comply with laws or regulations of governmental entities having jurisdiction thereof or unless the Authority shall have approved the  discontinuance  of such operation (which approval shall not be unreasonably withheld).  The  Company  agrees  that it will,  within  the  design  capacities thereof,  use its best efforts to operate and maintain the Project Facilities in accordance with all applicable,  valid and enforceable  rules and regulations of governmental  entities having jurisdiction thereof;  provided,  that the Company reserves the right to contest in good faith any such laws or regulations.

     Nothing in this  Agreement  shall  prevent or restrict the Company,  in its
sole  discretion,   at  any  time,  from   discontinuing  or  suspending  either
permanently or temporarily  its use of any facility of the Company served by the
Project  Facilities  and in the event such  discontinuance  or suspension  shall render  unnecessary  the  continued  operation  of the Project  Facilities,  the
Company  shall  have the  right to  discontinue  the  operation  of the  Project
Facilities during the period of any such discontinuance or suspension.

     Section 5.5.  Insurance.  The Company shall cause the Project Facilities to be kept insured  against fire or other  casualty to the extent that  property of similar  character  is usually so insured by  companies  similarly  situated and operating like properties  (including  self-insurance  generally consistent with industry practice),  to a reasonable amount by reputable insurance companies or, in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of  protection  against  loss by fire or other  casualty at least equal in protection to the method or plan of protection  against loss by fire or other casualty of companies similarly situated and operating  properties subject to similar or greater fire or other  hazards or on which  properties an equal or higher primary fire or other  casualty  insurance rate has been set by reputable insurance companies.

     Section 5.6. Workers'  Compensation  Coverage.  Throughout the term of this
Agreement,  the Company  shall  comply,  or cause  compliance,  with  applicable workers' compensation laws of the State.

     Section 5.7. Damage; Destruction and Eminent Domain. If, during the term of this  Agreement,  the Project  Facilities or any portion thereof is destroyed or damaged  in whole  or in part by fire or other  casualty,  or title  to,  or the temporary use of, the Project  Facilities or any portion thereof shall have been taken by the  exercise of the power of eminent  domain,  the Company  (unless it shall have exercised its option to prepay the Loan Payments  pursuant to Section
6.2 hereof) shall promptly repair, rebuild or restore the portion of the Project
Facilities  so damaged,  destroyed or taken with such changes,  alterations  and modifications (including the substitution and addition of other property) as may be necessary or desirable  for the  administration  and operation of the Project
Facilities  as Air Quality  Facilities  and as shall not impair the character or significance of the Project Facilities as furthering the purposes of the Act.

     Section 5.8. Company to Maintain its Corporate Existence;  Conditions Under
Which  Exceptions  Permitted.  The Company agrees that,  during the term of this
Agreement,  it will  maintain  its  corporate  existence,  will not  dissolve or otherwise  dispose  of all or  substantially  all of its  assets  and  will  not consolidate  with or merge into another  corporation or permit one or more other corporations  to  consolidate  with or merge into it;  provided that the Company may, without violating its agreement contained in this Section, consolidate with or merge into another  corporation,  or permit one or more other corporations to consolidate  with or merge  into it, or sell or  otherwise  transfer  to another corporation all or substantially all of its assets as an entirety and thereafter dissolve,  provided the surviving,  resulting or transferee corporation,  as the case may be (if other than the Company), is a corporation organized and existing under the laws of one of the states of the United States, and assumes in writing all of the obligations of the Company herein,  and, if not an Ohio  corporation, is qualified to do business in the State.

     If  consolidation,  merger or sale or other transfer is made as provided in this Section,  the  provisions of this Section shall  continue in full force and effect and no further  consolidation,  merger or sale or other transfer shall be made except in compliance with the provisions of this Section.

     Section 5.9.  Indemnification.  The Company  releases the  Authority  from, agrees that the Authority shall not be liable for, and indemnifies the Authority against,  all liabilities,  claims,  costs and expenses imposed upon or asserted against  the  Authority  on account  of: (a) any loss or damage to  property  or injury to or death of or loss by any person that may be  occasioned by any cause whatsoever pertaining to the construction, maintenance, operation and use of the
Project Facilities;  (b) any breach or default on the part of the Company in the performance  of any covenant or agreement of the Company under this Agreement or any related document,  or arising from any act or failure to act by the Company, or any of its agents,  contractors,  servants,  employees or licensees;  (c) the authorization,  issuance and sale of the Bonds, or the subsequent remarketing or determination  of the interest rate or rates on the Bonds,  and the provision of any  information  furnished  in  connection  therewith  concerning  the  Project
Facilities  or the  Company  (including,  without  limitation,  any  information furnished  by the  Company  for  inclusion  in any  certifications  made  by the
Authority  under  Section  3.4  hereof  or for  inclusion  in, or as a basis for preparation  of,  the  Form  8038  information  statement  to be  filed  by  the
Authority; and (d) any claim or action or proceeding with respect to the matters set forth in (a), (b) and (c) above brought thereon.

     The  Company  agrees to  indemnify  the  Trustee,  the  Paying  Agent,  the
Remarketing  Agent,  the  Auction  Agent  and the  Registrar  (each  hereinafter referred to in this section as an  "indemnified  party") for and to hold each of them harmless  against all  liabilities,  claims,  reasonable costs and expenses incurred without negligence or willful misconduct on the part of the indemnified party,  on account of any action taken or omitted to be taken by the indemnified party in accordance with the terms of this Agreement, the Bonds or the Indenture or any  action  taken at the  request  of or with the  consent  of the  Company, including  the  reasonable  costs  and  expenses  of the  indemnified  party  in defending  itself  against  any such  claim,  action or  proceeding  brought  in connection with the exercise or performance of any of its powers or duties under this Agreement, the Bonds or the Indenture.

     In case any action or  proceeding  is brought  against the  Authority or an indemnified  party in respect of which  indemnity may be sought  hereunder,  the party seeking indemnity  promptly shall give notice of that action or proceeding to the  Company,  and the Company  upon  receipt of that  notice  shall have the obligation  and the right to assume the  defense  of the  action or  proceeding;
provided,  that  failure of a party to give that  notice  shall not  relieve the
Company  from any of its  obligations  under this  Section  unless that  failure prejudices  the defense of the action or proceeding  by the Company.  At its own expense, an indemnified party may employ separate counsel and participate in the defense; provided,  however, where it is ethically inappropriate for one firm to represent  the interests of the  Authority  and any other  indemnified  party or parties, the Company shall pay the Authority's legal expenses in connection with the Authority's  retention of separate counsel.  The Company shall not be liable for any settlement made without its consent.

     The  indemnification  set forth above is intended to and shall  include the indemnification of all affected officials,  directors, officers and employees of the Authority, the Trustee, the Paying Agent, the Remarketing Agent, the Auction
Agent and the Registrar,  respectively.  That indemnification is intended to and shall be  enforceable  by the  Authority,  the Trustee,  the Paying  Agent,  the
Remarketing Agent and the Registrar,  respectively, to the full extent permitted by law.

     Section  5.10.  Company Not to  Adversely  Affect  Exclusion of Interest on
Bonds From Gross  Income For Federal  Income Tax  Purposes.  The Company  hereby covenants and represents that it has taken and caused to be taken and shall take and cause to be taken all actions that may be required of it for the interest on the Bonds to be and remain  excluded  from the gross  income of the  Holders for federal income tax purposes,  and that it has not taken or permitted to be taken on its behalf, and covenants that it will not take, or permit to be taken on its behalf,  any action which, if taken, would adversely affect that exclusion under the provisions of the Code.

     Section 5.11. Ownership of Projects;  Use of Projects. The Authority agrees that it does not have and shall not have any  interest in, title to or ownership of the Projects or the Project  Site.  The  Authority  does hereby  covenant and agree that it will not take any  action,  or cause any action to be taken on its behalf, during the term of this Agreement, other than pursuant to Article VII of this Agreement or Article VII of the Indenture,  to interfere with the Company's ownership  interest  in the  Projects  or to prevent  the  Company  from  having possession, custody, use and enjoyment of the Projects, except such action as is requested  by the Trustee in enforcing  any remedies  available to it under this
Agreement or the Indenture.

     Section 5.12.  Assignment of Agreement in Whole or in Part by Company. This
Agreement  may be  assigned  in  whole  or in part by the  Company  without  the necessity  of  obtaining  the consent of either the  Authority  or the  Trustee, subject, however, to each of the following conditions:

          (a) No assignment  (other than pursuant to Section 5.8 or Section 5.13 hereof)  shall  relieve the Company from primary  liability  for any of its obligations hereunder,  and in the event of any such assignment the Company shall  continue  to remain  primarily  liable  for the  payment of the Loan
     Payments and Additional  Payments and for performance and observance of the agreements on its part herein provided to be performed and observed by it.

          (b) Any  assignment  by the Company  must retain for the Company  such rights and  interests  as will permit it to perform its  obligations  under this  Agreement,  and any  assignee  from  the  Company  shall  assume  the obligations  of the  Company  hereunder  to  the  extent  of  the  interest assigned.

          (c) The Company shall, within 30 days after execution thereof, furnish or  cause to be  furnished  to the  Authority  and the  Trustee  a true and complete  copy of each such  assignment  together  with any  instrument  of assumption.

          (d) Any  assignment  from the  Company  shall  not  materially  impair fulfillment of the Project  Purposes to be accomplished by operation of the
     Projects as herein provided.

     5.13 Assignment of Agreement in Whole by Company (Novation). In addition to an assignment  contemplated by Sections 5.8 and 5.12 hereof,  this Agreement may be  assigned  as a  whole  by the  Company,  subject,  however,  to  each of the following conditions:

          (a) The Company's rights,  duties and obligations under this Agreement and all  related  documents  are  assigned  to, and assumed in full by, the assignee  either  (i) as of a date  the  Bonds  are  subject  to  mandatory purchase under Section 4.07 of the Indenture or (ii) as of a date specified by the Company in connection with a Restructuring  Transaction but, in such case,  only if the  assignee is the GenCo and the Company has  delivered to the  Authority  and the Trustee  written  evidence of an  Investment  Grade
     Rating (taking into account such  assignment to, and assumption in full by, the GenCo) with respect to the Bonds from each Rating Agency.

          (b) The  assignee  and the Company  shall  execute an  assignment  and assumption  agreement,  in form and substance reasonably  acceptable to the
     Company,  and  acknowledged and agreed to by the Authority and the Trustee, whereby the assignee shall confirm and acknowledge  that it has assumed all of the rights,  duties and  obligations of the Company under this Agreement and all related  documentation and agrees to be bound by and to perform and comply  with the terms and  provisions  of this  Agreement  and all related documentation as if it had originally  executed the same;  provided further that if there is more than one assignee,  such  assignment  and  assumption agreement shall be on a joint and several basis among all assignees.

          (c) The Company shall furnish to the  Authority,  the Bond Insurer and the  Trustee  (i) an  Opinion  of Bond  Counsel  that  such  assignment  is authorized  or  permitted  by the Act and will  not  adversely  affect  the exclusion  from gross  income of interest on the Bonds,  (ii) an opinion of counsel to the assignee to the effect that such  assignment  and assumption agreement  has been duly  authorized  by the assignee and  constitutes  the legal,  valid and binding obligation of the assignee,  enforceable  against the assignee in accordance  with its terms,  subject to laws relating to or affecting  generally  the  enforcement  of  creditors'  rights,  including,
     without   limitation,   bankruptcy  and  insolvency  laws  and  to  general
     principles of equity  (regardless of whether  considered in a proceeding in equity  or at  law)  and  (iii)  a  certificate  of an  Authorized  Company
     Representative and an opinion of counsel to the Company,  each stating that such  transaction  complies with this Section 5.13 and that all  conditions precedent herein relating to such transaction have been complied with.

          (d) The Company shall, within 30 days after execution thereof, furnish or  cause to be  furnished  to the  Authority  and the  Trustee  a true and complete copy of such assignment and assumption agreement.

          (e) Any  assignment  from the  Company  shall  not  materially  impair fulfillment of the purpose of the Projects as herein provided.

          (f) Upon the  effectiveness  of such  assignment and  assumption,  the assignee  shall be deemed to be the  "Company"  hereunder  and the assignor shall be relieved of all liability hereunder.

          (g) Such  assignment  shall have been  approved in writing by the Bond
     Insurer in its absolute discretion;  provided, however, such approval shall not be  unreasonably  denied if the  assignment  is to a Regulated  Utility
     Company (as defined in the Insurance  Agreement) with a credit rating equal to or better than that of the Company.

                               (End of Article V)

                                   ARTICLE VI

                                   REDEMPTION

     Section 6.1. Optional  Redemption.  Provided no Event of Default shall have occurred and be  subsisting,  at any time and from time to time, the Company may deliver  moneys to the  Trustee  in  addition  to Loan  Payments  or  Additional
Payments  required  to be made and  direct  the  Trustee  to use the  moneys  so delivered for the purpose of calling Bonds for optional redemption in accordance
with  the  applicable   provisions  of  the  Indenture  providing  for  optional
redemption at the redemption price stated in the Indenture.  Pending application for those  purposes,  any moneys so delivered  shall be held by the Trustee in a special  account in the Bond Fund and delivery of those moneys shall not, except as set forth in Section 4.1 hereof,  operate to abate or postpone  Loan Payments or Additional  Payments  otherwise becoming due or to alter or suspend any other obligations of the Company under this Agreement.

     Section 6.2.  Extraordinary  Optional  Redemption.  The Company shall have, subject to the  conditions  hereinafter  imposed,  the option during a Term Rate
Period to direct the redemption of the Bonds in whole upon the occurrence of the event  described  below in paragraph (c) and in part upon the  occurrence of the other events described below in accordance with the applicable provisions of the
Indenture.  In the event that any of the events described below affect less than all of the Project  Facilities and the Generating  Station which they serve, the
Bonds may be redeemed in an amount equal to the outstanding  principal amount of the Bonds  multiplied by the  following  allocable  percentage  figures for each
Project Facility:  48% for Unit No. 7 at the Generating Station and 52% for Unit
No. 8 at the Generating Station.

          (a) The Project  Facilities or the Generating Station which they serve shall  have been  damaged  or  destroyed  to such an  extent  that (1) such
     Project Facilities or such Generating Station cannot reasonably be expected to be restored, within a period of six consecutive months, to the condition thereof immediately preceding such damage or destruction or (2) the Company is reasonably  expected to be prevented from carrying on its normal use and operation  of such  Project  Facilities  or such  Generating  Station for a period of six consecutive months.

          (b) Title to, or the temporary  use of, all or a  significant  part of one or more of the Project  Facilities or the Generating Station which they serve  shall have been  taken  under the  exercise  of the power of eminent domain  to  such  an  extent  that  (1)  such  Project  Facilities  or such
     Generating  Station cannot  reasonably be expected to be restored  within a period of six consecutive months to a condition of usefulness comparable to that existing prior to the taking or (2) the Company is reasonably expected to be  prevented  from  carrying  on its normal use and  operation  of such
     Project  Facilities  or  such  Generating  Station  for  a  period  of  six consecutive months.

          (c) As a result of any changes in the  Constitution of the State,  the
     Constitution  of the United  States of America or any state or federal laws or as a result of legislative or  administrative  action  (whether state or
     federal)  or  by  final   decree,   judgment  or  order  of  any  court  or
     administrative  body (whether  state or federal)  entered after any contest thereof by the Authority or the Company in good faith, this Agreement shall
     have  become  void  or   unenforceable  or  impossible  of  performance  in
     accordance  with the intent and purpose of the parties as expressed in this
     Agreement.

          (d)  Unreasonable  burdens or  excessive  liabilities  shall have been imposed  upon the  Authority  or the Company with respect to one or more of the Project  Facilities or the  Generating  Station which they serve or the
     operation  thereof,  including,   without  limitation,  the  imposition  of
     federal, state or other ad valorem,  property,  income or other taxes other than ad valorem taxes at the rates  presently  levied upon privately  owned property  used for the same general  purpose as such Project  Facilities or such Generating Station.

          (e) Changes in the economic  availability of raw materials,  operating supplies,  energy  sources or supplies or  facilities  (including,  but not limited to,  facilities  in  connection  with the  disposal  of  industrial wastes)  necessary  for  the  operation  of one  or  more  of  the  Project
     Facilities  or the  Generating  Station  which they  serve for the  Project
     Purposes  occur or  technological  or other changes occur which the Company cannot reasonably overcome or control and which in the Company's reasonable
     judgment  render  such  Project   Facilities  or  such  Generating  Station
     uneconomic or obsolete for the Project Purposes.

          (f) Any court or administrative body shall enter a judgment,  order or decree, or shall take administrative action, requiring the Company to cease all or any substantial part of its operations  served by one or more of the
     Project  Facilities  or the  Generating  Station  which  they serve to such extent that the Company is or will be prevented from carrying on its normal operations  at such Project  Facilities  or such  Generating  Station for a period of six consecutive months.

          (g) The  termination  by the Company of operations  at the  Generating
     Station which is served by any of the Project Facilities.

     The amount  payable  by the  Company  in the event of its  exercise  of the option granted in this Section shall be the sum of the following:

               (i) An  amount  of money  which,  when  added to the  moneys  and investments  held to the credit of the Bond Fund,  will be  sufficient pursuant to the  provisions  of the  Indenture  to pay, at 100% of the principal amount thereof plus accrued interest to the redemption date, and discharge, all or such portion of Outstanding Bonds to be redeemed on the earliest applicable  redemption date, that amount to be paid to the Trustee, plus

               (ii) An amount of money equal to the Additional Payments relating to those Bonds  accrued and to accrue until  actual final  payment and redemption of those Bonds, that amount or applicable  portions thereof to be paid to the Trustee or to the  Persons to whom those  Additional
          Payments are or will be due.

The requirement of (ii) above with respect to Additional  Payments to accrue may be met if provisions  satisfactory to the Trustee and the Authority are made for paying those amounts as they accrue.

     The  rights and  options  granted to the  Company  in this  Section  may be exercised  whether or not the Company is in default  hereunder;  provided,  that such default will not relieve the Company from  performing  those  actions which are necessary to exercise any such right or option granted hereunder.

     Section 6.3. Mandatory Redemption. The Company shall deliver to the Trustee the  moneys  needed  to  redeem  the  Bonds in  accordance  with  any  mandatory redemption provisions relating thereto as may be set forth in Section 4.01(b) of the Indenture.

     Section 6.4.  Notice of Redemption.  In order to exercise an option granted in, or to  consummate  a  redemption  required  by, this Article VI, the Company shall,  within 180 days  following  the event  authorizing  the exercise of such option,  or at any time during the continuation of the condition  referred to in paragraphs  (c), (d) or (e) of Section 6.2 hereof,  or at any time that optional redemption of the Bonds is permitted  under the Indenture as provided in Section
6.1 hereof,  or promptly upon the occurrence of a  Determination  of Taxability, give written  notice to the Authority and the Trustee that it is exercising  its option to direct the  redemption  of Bonds,  or that the  redemption  thereof is required  by  Section  4.01(b)  of the  Indenture  due to  the  occurrence  of a
Determination  of  Taxability,  as the  case  may be,  in  accordance  with  the
Agreement and the  Indenture,  and shall specify  therein the date on which such redemption  is to be made,  which  date shall not be more than 180 days from the date such notice is mailed. The Company shall make arrangements  satisfactory to the Trustee for the giving of the required  notice of  redemption to the Holders of the Bonds, in which arrangements the Authority shall cooperate.

     Section 6.5.  Actions by Authority.  Subject to Section 4.2 hereof,  at the request  of the  Company  or the  Trustee,  the  Authority  shall take all steps required of it under the applicable  provisions of the Indenture or the Bonds to effect the  redemption of all or a portion of the Bonds pursuant to this Article
VI.

                               (End of Article VI)

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

     Section 7.1. Events of Default.  Each of the following shall be an Event of
Default:

          (a) The  occurrence  of an event of default as defined in Section 7.01
     (a), (b) or (c) of the Indenture;

          (b) The Company shall fail to observe and perform any other agreement, term or condition  contained in this Agreement,  other than such failure as will have  resulted in an event of default  described  in (a) above and the continuation  of that failure for a period of 90 days after notice  thereof shall have been given to the Company by the  Authority or the  Trustee,  or for such  longer  period as the  Authority  and the Trustee may agree to in writing; provided, that failure shall not constitute an Event of Default so long as the Company institutes curative action within the applicable period and diligently  pursues that action to completion within 150 days after the expiration  of initial  cure  period as  determined  above,  or within such longer period as the Authority and the Trustee may agree to in writing; and

          (c) The receipt by the Trustee of written notice from the Bond Insurer that an event of default has occurred and is continuing under the Insurance
     Agreement; and

          (d) By decree of a court of competent  jurisdiction  the Company shall be  adjudicated a bankrupt,  or an order shall be made approving a petition or answer filed seeking reorganization or readjustment of the Company under the federal bankruptcy laws or other law or statute of the United States of
     America  or of the state of  incorporation  of the  Company or of any other state, or, by order of such a court, a trustee in bankruptcy, a receiver or receivers shall be appointed of all or substantially all of the property of the Company,  and any such decree or order shall have continued unstayed on appeal or otherwise and in effect for a period of sixty (60) days; and

          (e) The Company shall file a petition in voluntary bankruptcy or shall make an  assignment  for the benefit of creditors  or shall  consent to the appointment  of a receiver or receivers of all or any part of its property, or shall file a petition seeking  reorganization or readjustment  under the
     Federal  bankruptcy  laws or other law or statute  of the United  States of
     America or any state thereof, or shall file a petition to take advantage of any debtors' act.

     Notwithstanding the foregoing,  if, by reason of Force Majeure, the Company is unable to perform or observe any  agreement,  term or condition  hereof which would give rise to an Event of Default under subsection (b) hereof,  the Company shall  not be  deemed in  default  during  the  continuance  of such  inability.
However, the Company shall promptly give notice to the Trustee and the Authority of the  existence of an event of Force Majeure and shall use its best efforts to remove the effects  thereof;  provided  that the  settlement of strikes or other industrial disturbances shall be entirely within its discretion.

     The  exercise  of  remedies  hereunder  shall be subject to any  applicable limitations of federal  bankruptcy law affecting or precluding that  declaration or exercise  during the pendency of or  immediately  following  any  bankruptcy, liquidation or reorganization proceedings.

     Section 7.2.  Remedies on Default.  Whenever an Event of Default shall have happened and be subsisting,  either or both of the following  remedial steps may be taken:

          (a) The Authority or the Trustee may have access to, inspect,  examine and make copies of the books,  records,  accounts and financial data of the
     Company, only, however, insofar as they pertain to the Projects; or

          (b) The  Authority  or the  Trustee  may  pursue all  remedies  now or hereafter  existing at law or in equity to recover all  amounts,  including all Loan Payments and Additional  Payments and under Section 4.8 hereof the purchase price of Bonds  tendered for purchase,  then due and thereafter to become  due  under  this  Agreement,  or to  enforce  the  performance  and observance  of any other  obligation or agreement of the Company under this
     Agreement.

Notwithstanding the foregoing,  the Authority shall not be obligated to take any step  which in its  opinion  will or might  cause it to expend  time or money or otherwise  incur  liability  unless and until a satisfactory  indemnity bond has been  furnished  to the  Authority at no cost or expense to the  Authority.  Any amounts  collected as Loan Payments or applicable to Loan Payments and any other amounts which would be applicable to payment of Bond Service  Charges  collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied  in  accordance  with  the  provisions  of  the  Indenture  or,  if  the outstanding  Bonds  have  been  paid  and  discharged  in  accordance  with  the provisions  of the  Indenture,  shall be paid as provided in Section 5.08 of the
Indenture for transfers of remaining amounts in the Bond Fund.

     The provisions of this Section are subject to the further  limitation  that the rescission and annulment by the Trustee of its  declaration  that all of the
Bonds are  immediately  due and payable also shall  constitute a rescission  and annulment of any  corresponding  declaration made pursuant to this Section and a rescission  and annulment of the  consequences  of that  declaration  and of the
Event of Default with respect to which that declaration has been made,  provided that no such  rescission and annulment  shall extend to or affect any subsequent or other default or impair any right consequent thereon.

     Section 7.3. No Remedy  Exclusive.  No remedy conferred upon or reserved to the  Authority  or the Trustee by this  Agreement is intended to be exclusive of any other available remedy or remedies,  but each and every such remedy shall be cumulative  and shall be in  addition  to every  other  remedy  given under this
Agreement,  or now or  hereafter  existing at law,  in equity or by statute.  No delay or omission to exercise any right or power accruing upon any default shall impair that right or power or shall be construed to be a waiver thereof, but any such  right or power may be  exercised  from time to time and as often as may be deemed  expedient.  In order to entitle the Authority or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice,  other than any notice required by law or for which express provision is made herein.

     Section 7.4. Agreement to Pay Attorneys' Fees and Expenses.  If an Event of
Default  should occur and the  Authority or the Trustee  should incur  expenses, including  attorneys' fees, in connection with the enforcement of this Agreement or the collection of sums due hereunder,  the Company shall be required,  to the extent  permitted  by law,  to  reimburse  the  Authority  and the  Trustee,  as applicable, for the expenses so incurred upon demand.

     Section  7.5.  No Waiver.  No failure by the  Authority  or the  Trustee to insist upon the strict  performance by the Company of any provision hereof shall constitute a waiver of their right to strict  performance  and no express waiver shall be deemed to apply to any other existing or subsequent right to remedy the failure by the Company to observe or comply with any provision hereof.

     Section  7.6.  Notice of  Default.  The  Company  shall  notify the Trustee immediately  if it  becomes  aware of the  occurrence  of any  Event of  Default hereunder or of any fact, condition or event which, with the giving of notice or passage of time or both, would become an Event of Default.

                              (End of Article VII)

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1. Term of Agreement.  This Agreement shall be and remain in full force  and  effect  from  the date of  delivery  of the  Bonds  to the  Original
Purchaser until such time as (i) all of the Bonds shall have been fully paid (or provision made for such payment) and the Indenture has been released pursuant to
Section 9.01  thereof and (ii) all other sums payable by the Company  under this
Agreement  shall have been  paid;  provided,  however,  the  obligations  of the
Company under Sections 4.2 and 5.9 hereof shall survive any  termination of this
Agreement.

     Section  8.2.  Amounts  Remaining  in Funds.  Any  amounts in the Bond Fund remaining  unclaimed  by the  Holders of Bonds for four years after the due date thereof  (whether  at stated  maturity,  by  redemption,  upon  acceleration  or otherwise), at the option of the Company, shall be deemed to belong to and shall be paid, subject to Section 5.07 of the Indenture, at the written request of the
Company,  to the Company by the Trustee.  With respect to that  principal of and any premium and interest on the Bonds to be paid from moneys paid to the Company pursuant to the preceding  sentence,  the Holders of the Bonds entitled to those moneys  shall  look  solely to the  Company  for the  payment  of those  moneys.
Further,  any amounts  remaining in the Bond Fund and any other special funds or accounts created under this Agreement or the Indenture,  except the Rebate Fund, after all of the Bonds  shall be deemed to have been paid and  discharged  under the provisions of the Indenture and all other amounts  required to be paid under this Agreement and the Indenture have been paid, shall be paid to the Company to the extent that those  moneys are in excess of the amounts  necessary  to effect the payment and discharge of the Outstanding Bonds.

     Section  8.3.  Notices.  All  notices,  certificates,   requests  or  other
communications  hereunder shall be in writing, except as provided in Section 3.4 hereof,  and shall be deemed to be sufficiently  given when mailed by registered or certified mail,  postage  prepaid,  and addressed to the  appropriate  Notice
Address.  A  duplicate  copy of  each  notice,  certificate,  request  or  other communication given hereunder to the Authority, the Company, the Bond Insurer or the Trustee shall also be given to the others. The Company,  the Authority,  the
Bond  Insurer and the Trustee,  by notice given  hereunder,  may  designate  any further  or  different  addresses  to which  subsequent  notices,  certificates, requests or other communications shall be sent.

     Section 8.4. Extent of Covenants of the Authority;  No Personal  Liability.
All covenants,  obligations  and  agreements of the Authority  contained in this
Agreement  or the  Indenture  shall be effective  to the extent  authorized  and permitted by applicable law. No such covenant,  obligation or agreement shall be deemed to be a  covenant,  obligation  or  agreement  of any  present  or future member,  officer,  agent or employee of the Authority in other than his official capacity,  and neither the members of the Authority  nor any official  executing the Bonds shall be liable  personally on the Bonds or be subject to any personal liability or  accountability  by reason of the issuance  thereof or by reason of the  covenants,  obligations  or agreements  of the Authority  contained in this
Agreement or in the Indenture.

     Section 8.5.  Binding Effect.  This Agreement shall inure to the benefit of and shall be  binding  in  accordance  with its terms  upon the  Authority,  the
Company and their respective permitted successors and assigns provided that this
Agreement may not be assigned by the Company (except as permitted under Sections
5.8, 5.12 or 5.13 hereof) and may not be assigned by the Authority except to (i)
the Trustee  pursuant to the  Indenture  or as  otherwise  may be  necessary  to enforce or secure payment of Bond Service  Charges or (ii) any successor  public body to the Authority.

     Section 8.6.  Amendments  and  Supplements.  Except as otherwise  expressly provided in this Agreement or the  Indenture,  subsequent to the issuance of the
Bonds and prior to all  conditions  provided for in the Indenture for release of the Indenture  having been met, this Agreement may not be  effectively  amended, changed,  modified,  altered or terminated by the parties hereto except with the consents  required by, and in accordance  with,  the provisions of Article XI of the Indenture, as applicable.

     Section 8.7. Continuing  Disclosure.  The Authority hereby acknowledges the entry by the Company into the Continuing  Disclosure  Agreement  under which the
Company has assumed  certain  obligations  for the benefit of the Holders of the
Bonds.  The  Company  agrees to perform  its  obligations  under the  Continuing
Disclosure Agreement.  The Company acknowledges and agrees that the Authority is not an "obligated  person" (as defined in the Continuing  Disclosure  Agreement)
with respect to the Bonds and represents  that the Company is the only obligated person with respect to the Bonds.  Notwithstanding  any other  provision of this
Agreement,  any  failure by the  Company  to comply  with any  provision  of the
Continuing Disclosure Agreement shall not be a failure or a default, or an Event of Default, under this Agreement or the Indenture.

     Section 8.8. Execution Counterparts.  This Agreement may be executed in any number of  counterparts,  each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

     Section  8.9.  Severability.  If any  provision of this  Agreement,  or any covenant,  obligation or agreement  contained herein is determined by a judicial or administrative  authority to be invalid or unenforceable,  that determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability  shall not affect any  valid  and  enforceable  application  thereof,  and  each  such  provision, covenant,  obligation or agreement  shall be deemed to be effective,  operative, made,  entered  into or taken in the manner and to the full extent  permitted by law.

     Section  8.10.  Governing  Law.  This  Agreement  shall be  deemed  to be a contract made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State.

                              (End of Article VIII)

     IN  WITNESS  WHEREOF,  the  Authority  and the  Company  have  caused  this
Agreement  to be duly  executed in their  respective  names,  all as of the date hereinbefore written.

                                       OHIO AIR QUALITY DEVELOPMENT
                                       AUTHORITY

                                       By:
                                                           Executive Director

                                       THE CINCINNATI GAS & ELECTRIC
                                       COMPANY

                                       By:
                                                                Treasurer

                                       B-1
                                    EXHIBIT A

                      DESCRIPTION OF AIR QUALITY FACILITIES
                                       AT
                     MIAMI FORT ELECTRIC GENERATING STATION

The Projects for which  financing is being  requested  are located at Miami Fort
Generating  Station,  which is a coal-fired,  steam powered electric  generating station located in the southwest area of Hamilton County,  Ohio (the "Generating
Station"). The Generating Station consists of five coal-fired boilers of various ages and ratings. Units 7 & 8 are of similar size and rating, each being 525
MW.  Units 7 and 8 are co-owned by The  Cincinnati  Gas &  Electric  Company
("CG&E"; 64% ownership interest) and The Dayton Power and Light Company (36%
ownership  interest)1.  CG&E is responsible  for operation of the Generating
Station.

     Air emission control regulations require removal and disposal of combustion byproducts  from the  Generating  Station,  including  from Units 7 and 8. These byproducts  include flue gas particulates and sulfur dioxide (SO2). The Projects being  financed  under this  Agreement  are  described  below and consist of any property  or  portion  thereof  used  for the  collection,  storage,  treatment, utilization,  processing,  or final  disposal of solid waste  resulting from the supply, installation and construction of Flue Gas Desulfurization Systems (FGDS)
for Units 7 and 8 for the  purpose  of the  removal  and  disposal  of SO2.  The
Generating Station does not presently have any FGDS installed.

     Removal  of SO2 from the flue gas  exhaust  is to be  accomplished  using a forced  oxidation  wet  limestone  FGDS  scrubber  technology.  In the scrubber, calcium  carbonate  (reagent)  neutralizes  and absorbs the SO2 which produces a solid waste of primarily  calcium  sulfite (waste  reagent).  Calcium sulfite is transformed into calcium sulfate (gypsum) through a forced oxidation  process in the  absorber.  The waste  reagent must be processed  and disposed of as a solid waste.

     The  design  of the Miami  Fort  FGDS for  Units 7 &  8 is based on two principal  requirements.  First, the scrubber must achieve the required level of
SO2 emission control.  Second, the scrubber must produce a waste-by-product that is suitable for solid waste disposal.

     Project  1-  This  project  includes  the  construction,  expansion  of and improvements  to solid waste  collection,  transport,  processing  and  disposal facilities for the Miami Fort Generating Station Unit #8 as a result of removing sulfur dioxide from the flue gas stream by means of the  installation and use of the FGDS.  Use of the FGDS to remove  sulfur  dioxide  from the flue gas  stream creates a solid waste that is collected, transported,  processed and stored in a waste disposal or recycling facility.

     Project  2-  This  project  includes  the  construction,  expansion  of and improvements  to solid waste  collection,  transport,  processing  and  disposal facilities for the Miami Fort Generating Station Unit #7 as a result of removing sulfur dioxide from the flue gas stream by means of the  installation and use of the FGDS.  Use of the FGDS to remove  sulfur  dioxide  from the flue gas  stream creates a solid waste that is collected, transported,  processed and stored in a waste disposal or recycling facility.

1 The  ownership  percentages  are  different  with  respect to  certain  common facilities.

                                    EXHIBIT B

                          FORM OF DISBURSEMENT REQUEST

                    STATEMENT NO. ___ REQUESTING DISBURSEMENT
                     OF FUNDS FROM PROJECT FUND PURSUANT TO
                   SECTION 3.4 OF THE LOAN AGREEMENT DATED AS
                      OF NOVEMBER 1, 2004 BETWEEN THE OHIO
                      AIR QUALITY DEVELOPMENT AUTHORITY AND
                    THE CINCINNATI GAS & ELECTRIC COMPANY

     Pursuant to Section 3.4 of the Loan Agreement (the "Agreement") between the
Ohio Air Quality Development  Authority (the "Authority") and The Cincinnati Gas
&  Electric  Company  (the  "Company")  dated as of  November  1, 2004,  the undersigned  Authorized Company  Representative  hereby authorizes Deutsche Bank
National Trust Company, as trustee (the "Trustee"), as depository of the Project
Fund created by the Indenture (the "Indenture") by and between the Authority and said Trustee,  to pay to the Company out of the moneys deposited in said Project
Fund the  aggregate  sum of  $_______________  to pay the  person(s)  listed  on
Schedule I which may include  reimbursements  to the Company,  for the advances, payments  and  expenditures  made by it in  connection  with the items listed in
Schedule I, which is incorporated herein by reference.

     The undersigned in connection with the foregoing  request for disbursements from said Project Fund hereby certifies that:

     (a)  Each item is properly  payable out of the Project  Fund in  accordance with the terms and  conditions of the Agreement and none of such items for which  payment is  requested  has formed the basis for any payment heretofore made from said Project Fund.

     (b)  Each item for which payment is requested hereunder is or was necessary or  appropriate  in  connection  with the  acquisition,  construction, equipping,  installation or improvement of the Projects, as defined in the Indenture and Agreement,  or costs related thereto as permitted by the Agreement.

     (c)  This  document  evidences the approval of the  undersigned  Authorized
          Company Representative of each payment hereby authorized.

     (d)  Each item for which disbursement is requested hereunder,  and the cost for each item, is as described in the  information  statement filed by the Authority in connection with the issuance of the Bonds (as defined in the  Agreement),  as  required  by  Section  149(e) of the Code (as defined in the Agreement); provided that if the foregoing statement is not  true,  the  average  reasonably  expected  economic  life  of the facilities  which  have  been and will be paid for with  moneys in the
          Project  Fund is not less than 5/6ths of the  average  maturity of the
          Bonds.

                This _______ day of _______________, ____.

                                         Authorized Company Representative

                                   Schedule I

TO STATEMENT NO. ________________  REQUESTING DISBURSEMENT OF FUNDS FROM PROJECT
FUND  PURSUANT  TO SECTION 3.4 OF LOAN  AGREEMENT  DATED AS OF NOVEMBER 1, 2004,
BETWEEN THE OHIO AIR QUALITY DEVELOPMENT  AUTHORITY AND THE CINCINNATI GAS &
ELECTRIC COMPANY.

PAYEE                              AMOUNT                           PURPOSE
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